                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                 ____________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) November 16, 2000.


                   Household Credit Card Master Note Trust I
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                         Household Finance Corporation
                ----------------------------------------------
                         (Administrator of the Trust)
                   (Exact Name as specified in its charter)


            Delaware                      0-23942                        36-1239445
-------------------------------    ------------------------      ----------------------------
(State or Other Jurisdiction of    (Commission File Number)      (IRS Employer Identification
Incorporation of Administrator)                                      Number)

                    2700 Sanders Road
               Prospect Heights, Illinois                            60070
--------------------------------------------------------           ----------
(Address of Principal Executive Office of Administrator)           (Zip Code)


Registrant's telephone number, including area code (847) 564-5000



                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Not Applicable.

Item 2.   Not Applicable.

Item 3.   Not Applicable.

Item 4.   Not Applicable.

Item 5.      On November 16, 2000, Household Credit Card Master Note Trust
              I, (the "Trust") issued its Series 2000-1 Asset Backed Notes.

Item 6.   Not Applicable.

Item 7.   Exhibits.

     The following are filed as Exhibits to this Report under Exhibits 4 and 10.

             Exhibit 4.1 The Amended and Restated Master Indenture, dated as of November 16, 2000, between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture
                                                                    ---------
                            Trustee").
                            -------

             Exhibit 4.2 The Series 2000-1 Indenture Supplement, dated as of November 16, 2000, between the Trust, as issuer, and the Indenture Trustee.

             Exhibit 4.3 The Amended and Restated Trust Agreement, dated as of November 16, 2000, between Household Receivables Funding, Inc. III ("HRFI III") and Wilmington Trust Company, as owner trustee (the "Owner Trustee").
                                                            -------------

             Exhibit 10.1 The Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, among HRFI III, Household Finance Corporation ("HFC") and the Owner Trustee.

             Exhibit 10.2 The Amended and Restated Administration Agreement, dated as of November 16, 2000, between the Trust, as issuer, and HFC, as administrator.

             Exhibit 10.3 The Amended and Restated Receivables Purchase Agreement, dated as of November 16, 2000, between Household Bank (Nevada), N.A. and HRFI III.

Item 8.   Not Applicable.

Item 9.   Not Applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator on behalf of Household Credit Card Master Note Trust I has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOUSEHOLD FINANCE
                                          CORPORATION
                                          as Administrator of and on behalf of

                                         HOUSEHOLD CREDIT
                                          CARD MASTER NOTE TRUST I



                                         By:  /s/  Steven H. Smith
                                             --------------------------
                                            Name:  Steven H. Smith
                                            Title: Assistant Treasurer


Dated:  December 4, 2000

                                    EXHIBIT INDEX


Exhibit                          Description
-------                          -----------

Exhibit 4.1 The Amended and Restated Master Indenture, dated as of November 16, 2000, between the Trust, as issuer, and Wells Fargo Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee").
               -----------------

Exhibit 4.2 The Series 2000-1 Indenture Supplement, dated as of November 16, 2000, between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.3 The Amended and Restated Trust Agreement, dated as of November 16, 2000, between Household Receivables Funding, Inc. III ("HRFI III") and Wilmington Trust Company, as owner trustee (the "Owner
                                                                   -----
              Trustee").
              --------

Exhibit 10.1 The Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, among HRFI III, Household Finance Corporation ("HFC") and the Owner Trustee.

Exhibit 10.2 The Amended and Restated Administration Agreement, dated as of November 16, 2000, between the Trust, as issuer, and HFC, as administrator.

Exhibit 10.3 The Amended and Restated Receivables Purchase Agreement, dated as of November 16, 2000, between Household Bank (Nevada), N.A. and HRFI III.